Exhibit 24

                      POWER OF ATTORNEY


The  undersigned,  Textron  Inc.  ("Textron"),  a  Delaware
corporation, and the undersigned directors and officers  of
Textron, do hereby constitute and appoint Wayne W. Juchatz,
Arnold  M. Friedman and Michael D. Cahn, and each of  them,
with  full  powers of substitution, their true  and  lawful
attorneys and agents to do or cause to be done any and  all
acts  and  things and to execute and deliver  any  and  all
instruments and documents which said attorneys and  agents,
or any of them, may deem necessary or advisable in order to
enable  Textron to comply with the Securities Act of  1933,
as  amended,  and  any requirements of the  Securities  and
Exchange Commission in respect thereof, in connection  with
the  Registration  under the Securities  Act  of  1933,  as
amended, of the offering of up to 500,000 additional shares
of  Textron's  Common Stock pursuant to the Textron  Canada
Savings   Plan,   including   specifically,   but   without
limitation,  power and authority to sign the names  of  the
undersigned  directors  and  officers  in  the   capacities
indicated  below and to sign the names of such officers  on
behalf of Textron to the Registration Statement filed  with
the  Securities and Exchange Commission in respect of  such
offering of common stock, to any and all amendments to such
Registration     Statement    (including     post-effective
amendments), and to any instruments or documents or other writings of which the original or copies thereof are to be filed as a part of or in connection with such Registration
Statement or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission;
and each of the undersigned hereby ratifies and confirms all that such attorneys and agents, and each of them, shall do or cause to be done hereunder, and such attorneys and agents, and each of them, shall have, and may exercise, all of the powers hereby conferred.

IN  WITNESS  WHEREOF,  Textron has  caused  this  Power  of
Attorney to be executed and delivered in its name and on its behalf by the undersigned duly authorized officer and its corporate seal affixed, and each of the undersigned has signed his or her name hereto, on this 22nd day of April
1998.

                              TEXTRON INC.

                              s/James F. Hardymon
                              James F. Hardymon
                              Chairman and
                              Chief Executive Officer

ATTEST:

s/Frederick K. Butler
Frederick K. Butler
Vice President and Secretary



s/James F. Hardymon              s/Brian H. Rowe
James F. Hardymon                Brian H. Rowe
Chairman and Chief               Director
Executive Officer, Director
(principal executive officer)


s/Lewis B. Campbell              s/Sam F. Segnar
Lewis B. Campbell                Sam F. Segnar
President and Chief Operating    Director
Officer, Director


s/H. Jesse Arnelle               s/Jean Head Sisco
H. Jesse Arnelle                 Jean Head Sisco
Director                         Director


s/Teresa Beck                    s/John W. Snow
Teresa Beck                      John W. Snow
Director                         Director


s/R. Stuart Dickson              s/Martin D. Walker
R. Stuart Dickson                Martin D. Walker
Director                         Director

s/Paul E. Gagne                  s/Thomas B. Wheeler
Paul E. Gagne                    Thomas B. Wheeler
Director                         Director


s/John D. Macomber               s/Stephen L. Key
John D. Macomber                 Stephen L. Key
Director                         Executive Vice President
                                 and Chief Financial Officer
                                 (principal financial officer)

s/Dana G. Mead                   s/Richard L. Yates
Dana G. Mead                     Richard L. Yates
Director                         Vice President and Controller
                                 (principal accounting officer)